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Exhibit 10.17

THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of September    , 2002 to be effective as of July 31, 2002, between CARREKER CORPORATION, a Delaware corporation ("Borrower"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, "Lenders"), and J.P. MORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), individually as a Lender and Issuing Bank and as Administrative Agent (in such capacity, together with its successors and assigns, "Administrative Agent"), and COMPASS BANK, as Syndication Agent.

R E C I T A L S

        A.    Borrower, Administrative Agent, Syndication Agent, and Lenders are parties to the Credit Agreement, dated June 6, 2001 (as renewed, extended, modified, and amended from time to time, the "Credit Agreement"), providing for a line of credit and a letter of credit facility to Borrower by the Lenders therein.

        B.    Borrower has requested an amendment to the Credit Agreement to delete all provisions and requirements relating to the Borrowing Base, including without limitation all provisions defining the Borrowing Base, relating to the calculation of the Borrowing Base, requiring the reporting of the Borrowing Base and the submission of Borrowing Base Certificates, and prepayment of the amounts, if any, by which Aggregate Revolving Credit Exposure exceeds the Borrowing Base.

        C.    Borrower, the Administrative Agent, the Syndication Agent, and Required Lenders now desire to amend the Credit Agreement as requested by Borrower.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent, Syndication Agent, and Required Lenders agree as follows:

        1.    TERMS AND REFERENCES.    Unless otherwise stated in this document (a) terms defined in the Credit Agreement have the same meanings when used in this document and (b) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

        2.    AMENDMENTS.    The Credit Agreement is hereby amended as follows:

        (a)  Section 1.01 is amended to delete the following definitions in their entirety, so that there will be no definition of the terms "Available Amount", "Borrowing Base", "Borrowing Base Certificate," or "Eligible Receivables" in the Agreement.

        (b)  Section 2.01 is amended in its entirety as follows:

            SECTION 2.01  Commitments. (a) Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment, or (ii) the Aggregate Revolving Credit Exposure exceeding the aggregate amount of all Lenders' Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans.

        (c)  Section 2.08(c) is deleted in its entirety and Section 2.08(d) is renumbered as 2.08(c).

        (d)  Section 6.01 is amended to delete subsection 6.01(d) and to designate the existing subsections (e) through (i) as subsections  (d) through (h).

        (e)  Exhibit I is deleted in its entirety.

3.    AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

        (a)  All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

        (b)  Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.
CONDITIONS PRECEDENT. Notwithstanding any contrary provision herein, the amendments described in Paragraph 2 above are not effective unless and until:

        (a)  the representations and warranties in this Amendment, the Credit Agreement, and all other Loan Documents are true and correct in all material respects; and

        (b)  Administrative Agent shall have received counterparts of this Amendment executed by Borrower and all Lenders on the signature page or pages of this document.

        5.    RATIFICATIONS.    Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to the Administrative Agent for the benefit of the Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

        6.    REPRESENTATIONS.    Borrower represents and warrants to the Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or other similar laws affecting creditors' rights generally, and general principles of equity; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of its certificate of incorporation, bylaws, or order of any Governmental Authority, or material agreements to which Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default exists.

        7.    MISCELLANEOUS.    Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed, and its performance enforced, under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

        8.    ENTIRETIES.    The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

Signature Page to Third Amendment to Credit Agreement,

Dated as of September 13, 2002, but effective as of July 31, 2002 amending Credit Agreement, dated June 6, 2001,
by and among Carreker Corporation, as Borrower,
J.P. Morgan Chase Bank, as Administrative Agent,
and the Lenders named on Schedule 2.01 thereto

CARREKER CORPORATION
By:	/s/ JOHN D. CARREKER, JR. John D. Carreker, Jr. Chief Executive Officer
J.P. MORGAN CHASE BANK, individually as a Lender and Issuing Bank and as Administrative Agent
By:	/s/ MAE REEVES Mae Reeves Vice President
COMPASS BANK, Individually as a Lender and as Syndication Agent
By:	/s/ R. BRUCE FREY R. Bruce Frey Vice President

Signature Page to Third Amendment to Credit Agreement,

Dated as of September 13, 2002, but effective as of July 31, 2002, amending Credit Agreement, dated June 6, 2001,
by and among Carreker Corporation, as Borrower,
J.P. Morgan Chase Bank, as Administrative Agent,
and the Lenders named on Schedule 2.01 thereto

FIRSTAR BANK, N.A.
By:	/s/ JOSEPH L. SOOTER Name: Joseph L. Sooter Title: Vice President
WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
By:

Name:

Title:

CONSENT OF GUARANTOR

        To induce Lenders to enter into this Amendment, the undersigned (a) consents and agrees to execution and delivery of the Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) that any liens and security interests in any collateral created under the Loan Documents secure, among other indebtedness, Borrower's obligations under the Credit Agreement, as amended by the Amendment, (d) all liabilities and obligations guaranteed by the undersigned pursuant to any guaranty executed by the undersigned include, without limitation, the indebtedness evidenced by the Credit Agreement, as amended by the Amendment, (e) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, (f) represents and warrants to Administrative Agent and the Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, and Liens are reasonably worth at least as much as the liability and obligation of the undersigned thereunder, (ii) the liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is and after giving effect to those guaranties, assurances, Liens, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), will be solvent, and (g) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Lenders and their successors and permitted assigns.

        Executed September 13, 2002, but effective as of July 31, 2002.

CARREKER CHECK SOLUTIONS, LLC, A Delaware limited liability company
By:	/s/ JOHN D. CARREKER, JR. John D. Carreker, Jr. President and Chief Executive Officer

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THIRD AMENDMENT TO CREDIT AGREEMENT
R E C I T A L S
Signature Page to Third Amendment to Credit Agreement,
Signature Page to Third Amendment to Credit Agreement,
CONSENT OF GUARANTOR